EXHIBIT 99.1
KEURIG DR PEPPER INC.
NET SALES BY SEGMENT
AS RECAST
(Unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
(in millions)	2022	2022	2022	2022	December 31, 2022
Net sales
U.S. Refreshment Beverages	$1,781	$2,084	$2,144	$2,074	$8,083
U.S. Coffee	943	1,029	1,045	1,285	4,302
International	354	441	433	444	1,672
Total net sales	$3,078	$3,554	$3,622	$3,803	$14,057

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
(in millions)	2021	2021	2021	2021	December 31, 2021
Net sales
U.S. Refreshment Beverages	$1,579	$1,807	$1,874	$1,860	$7,120
U.S. Coffee	997	955	1,002	1,135	4,089
International	326	378	374	396	1,474
Total net sales	$2,902	$3,140	$3,250	$3,391	$12,683

KEURIG DR PEPPER INC.
INCOME FROM OPERATIONS BY SEGMENT
AS RECAST
(Unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
(in millions)	2022	2022	2022	2022	December 31, 2022
Income from operations
U.S. Refreshment Beverages	$704	$528	$322	$407	$1,961
U.S. Coffee	255	295	272	393	1,215
International	64	98	97	114	373
Unallocated corporate costs	(57)	(349)	(297)	(241)	(944)
Total income from operations	$966	$572	$394	$673	$2,605

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
(in millions)	2021	2021	2021	2021	December 31, 2021
Income from operations
U.S. Refreshment Beverages	$393	$490	$550	$528	$1,961
U.S. Coffee	338	317	324	327	1,306
International	76	100	106	100	382
Unallocated corporate costs	(167)	(173)	(185)	(230)	(755)
Total income from operations	$640	$734	$795	$725	$2,894

KEURIG DR PEPPER INC.
RECONCILIATION OF INCOME FROM OPERATIONS TO ADJUSTED INCOME FROM OPERATIONS BY SEGMENT
AS RECAST
(Unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
(in millions)	2022	2022	2022	2022	December 31, 2022
Income from operations
U.S. Refreshment Beverages	$704	$528	$322	$407	$1,961
U.S. Coffee	255	295	272	393	1,215
International	64	98	97	114	373
Unallocated corporate costs	(57)	(349)	(297)	(241)	(944)
Total income from operations	$966	$572	$394	$673	$2,605

Items affecting comparability
U.S. Refreshment Beverages	$(249)	$19	$333	$186	$289
U.S. Coffee	46	47	43	42	178
International	7	6	7	7	27
Unallocated corporate costs	(38)	188	170	119	439
Total items affecting comparability	$(234)	$260	$553	$354	$933

Adjusted income from operations
U.S. Refreshment Beverages	$455	$547	$655	$593	$2,250
U.S. Coffee	301	342	315	435	1,393
International	71	104	104	121	400
Unallocated corporate costs	(95)	(161)	(127)	(122)	(505)
Total adjusted income from operations	$732	$832	$947	$1,027	$3,538

KEURIG DR PEPPER INC.
RECONCILIATION OF INCOME FROM OPERATIONS TO ADJUSTED INCOME FROM OPERATIONS BY SEGMENT
AS RECAST
(Unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
(in millions)	2021	2021	2021	2021	December 31, 2021
Income from operations
U.S. Refreshment Beverages	$393	$490	$550	$528	$1,961
U.S. Coffee	338	317	324	327	1,306
International	76	100	106	100	382
Unallocated corporate costs	(167)	(173)	(185)	(230)	(755)
Total income from operations	$640	$734	$795	$725	$2,894

Items affecting comparability
U.S. Refreshment Beverages	$23	$29	$26	$29	$107
U.S. Coffee	50	48	42	46	186
International	4	3	2	7	16
Unallocated corporate costs	24	25	66	103	218
Total items affecting comparability	$101	$105	$136	$185	$527

Adjusted income from operations
U.S. Refreshment Beverages	$416	$519	$576	$557	$2,068
U.S. Coffee	388	365	366	373	1,492
International	80	103	108	107	398
Unallocated corporate costs	(143)	(148)	(119)	(127)	(537)
Total adjusted income from operations	$741	$839	$931	$910	$3,421

KEURIG DR PEPPER INC.
RECONCILIATION OF NET SALES BY SEGMENT TO CONSTANT CURRENCY NET SALES BY SEGMENT
AS RECAST
(Unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
	2022	2022	2022	2022	December 31, 2022
Net sales
U.S. Refreshment Beverages	12.8%	15.3%	14.4%	11.5%	13.5%
U.S. Coffee	(5.4)	7.7	4.3	13.2	5.2
International	8.6	16.7	15.8	12.1	13.4
Total net sales	6.1	13.2	11.4	12.1	10.8

Impact of foreign currency
U.S. Refreshment Beverages	—%	—%	—%	—%	—%
U.S. Coffee	—	—	—	—	—
International	0.3	2.3	2.9	2.5	2.1
Total impact of foreign currency	—	0.3	0.4	0.3	0.3

Constant currency net sales
U.S. Refreshment Beverages	12.8%	15.3%	14.4%	11.5%	13.5%
U.S. Coffee	(5.4)	7.7	4.3	13.2	5.2
International	8.9	19.0	18.7	14.6	15.5
Total constant currency net sales	6.1	13.5	11.8	12.4	11.1

KEURIG DR PEPPER INC.
RECONCILIATION OF NET SALES BY SEGMENT TO CONSTANT CURRENCY NET SALES BY SEGMENT
AS RECAST
(Unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
	2021	2021	2021	2021	December 31, 2021
Net sales
U.S. Refreshment Beverages	6.7%	9.6%	7.9%	15.7%	10.0%
U.S. Coffee	18.7	4.6	5.3	(0.8)	6.2
International	11.3	24.8	13.0	7.0	13.6
Total net sales	11.1	9.6	7.6	8.7	9.2

Impact of foreign currency
U.S. Refreshment Beverages	—%	—%	—%	—%	—%
U.S. Coffee	—	—	—	—	—
International	(2.8)	(14.6)	(7.9)	(1.6)	(6.4)
Total impact of foreign currency	(0.3)	(1.5)	(0.8)	(0.2)	(0.8)

Constant currency net sales
U.S. Refreshment Beverages	6.7%	9.6%	7.9%	15.7%	10.0%
U.S. Coffee	18.7	4.6	5.3	(0.8)	6.2
International	8.5	10.2	5.1	5.4	7.2
Total constant currency net sales	10.8	8.1	6.8	8.5	8.4

KEURIG DR PEPPER INC.
RECONCILIATION OF ADJUSTED INCOME FROM OPERATIONS BY SEGMENT TO CONSTANT CURRENCY ADJUSTED INCOME FROM OPERATIONS BY SEGMENT
AS RECAST
(Unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
	2022	2022	2022	2022	December 31, 2022
Adjusted income from operations
U.S. Refreshment Beverages	9.4%	5.4%	13.7%	6.5%	8.8%
U.S. Coffee	(22.4)	(6.3)	(13.9)	16.6	(6.6)
International	(11.3)	1.0	(3.7)	13.1	0.5
Total adjusted income from operations	(1.2)	(0.8)	1.7	12.9	3.4

Impact of foreign currency
U.S. Refreshment Beverages	—%	—%	—%	—%	—%
U.S. Coffee	—	—	—	—	—
International	—	1.9	2.8	3.7	2.3
Total impact of foreign currency	—	0.2	0.3	0.3	0.3

Constant currency adjusted income from operations
U.S. Refreshment Beverages	9.4%	5.4%	13.7%	6.5%	8.8%
U.S. Coffee	(22.4)	(6.3)	(13.9)	16.6	(6.6)
International	(11.3)	2.9	(0.9)	16.8	2.8
Total constant currency adjusted income from operations	(1.2)	(0.6)	2.0	13.2	3.7

KEURIG DR PEPPER INC.
RECONCILIATION OF ADJUSTED INCOME FROM OPERATIONS BY SEGMENT TO CONSTANT CURRENCY ADJUSTED INCOME FROM OPERATIONS BY SEGMENT
AS RECAST
(Unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
	2021	2021	2021	2021	December 31, 2021
Adjusted income from operations
U.S. Refreshment Beverages	6.7%	10.2%	5.9%	17.0%	9.9%
U.S. Coffee	12.1	0.8	—	(11.2)	(0.1)
International	5.3	32.1	12.5	4.9	13.1
Total adjusted income from operations	8.3	8.3	6.5	6.1	7.2

Impact of foreign currency
U.S. Refreshment Beverages	—%	—%	—%	—%	—%
U.S. Coffee	—	—	—	—	—
International	(2.7)	(15.4)	(6.2)	(1.0)	(6.0)
Total impact of foreign currency	(0.4)	(1.5)	(0.8)	(0.2)	(0.7)

Constant currency adjusted income from operations
U.S. Refreshment Beverages	6.7%	10.2%	5.9%	17.0%	9.9%
U.S. Coffee	12.1	0.8	—	(11.2)	(0.1)
International	2.6	16.7	6.3	3.9	7.1
Total constant currency adjusted income from operations	7.9	6.8	5.7	5.9	6.5

KEURIG DR PEPPER INC.
CONSTANT CURRENCY NET SALES DRIVERS BY SEGMENT
AS RECAST
(Unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
	2022	2022	2022	2022	2022
U.S. Refreshment Beverages
Volume / Mix	4.6%	2.3%	0.1%	(3.8)%	0.6%
Price	8.2	13.0	14.3	15.3	12.9
Total change in constant currency net sales	12.8%	15.3%	14.4%	11.5%	13.5%

U.S. Coffee
Volume / Mix	(9.0)%	2.4%	(2.4)%	3.9%	(1.2)%
Price	3.6	5.3	6.7	9.3	6.4
Total change in constant currency net sales	(5.4)%	7.7%	4.3%	13.2%	5.2%

International
Volume / Mix	3.7%	8.7%	3.2%	1.0%	4.1%
Price	5.2	10.3	15.5	13.6	11.4
Total change in constant currency net sales	8.9%	19.0%	18.7%	14.6%	15.5%

Total KDP
Volume / Mix	(0.2)%	3.1%	(0.3)%	(0.7)%	0.5%
Price	6.3	10.4	12.1	13.1	10.6
Total change in constant currency net sales	6.1%	13.5%	11.8%	12.4%	11.1%

KEURIG DR PEPPER INC.
CONSTANT CURRENCY NET SALES DRIVERS BY SEGMENT
AS RECAST
(Unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
	2021	2021	2021	2021	2021
U.S. Refreshment Beverages
Volume / Mix	5.3%	6.7%	1.1%	8.2%	5.3%
Price	1.4	2.9	6.8	7.5	4.7
Total change in constant currency net sales	6.7%	9.6%	7.9%	15.7%	10.0%

U.S. Coffee
Volume / Mix	21.6%	4.1%	6.2%	(0.3)%	7.1%
Price	(2.9)	0.5	(0.9)	(0.5)	(0.9)
Total change in constant currency net sales	18.7%	4.6%	5.3%	(0.8)%	6.2%

International
Volume / Mix	2.4%	8.5%	4.8%	2.2%	4.4%
Price	6.1	1.7	0.3	3.2	2.8
Total change in constant currency net sales	8.5%	10.2%	5.1%	5.4%	7.2%

Total KDP
Volume / Mix	10.3%	6.1%	3.2%	4.4%	5.7%
Price	0.5	2.0	3.6	4.1	2.7
Total change in constant currency net sales	10.8%	8.1%	6.8%	8.5%	8.4%